EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Torchlight Energy Resources, Inc. Announces Pricing of Public Offering of Common Stock

PLANO, TX—May 18, 2020—Torchlight Energy Resources, Inc. (NASDAQ: TRCH)(the “Company”), an energy company engaged in the acquisition, exploration, exploitation and/or development of oil and natural gas properties in the United States, today announced the pricing of an underwritten public offering of 3,000,000 shares of common stock at an offering price of $0.34 per share for aggregate gross proceeds of $1,020,000, prior to deducting underwriting discounts, commissions and other offering expenses. The Company has granted the underwriters a 45-day option to purchase up to an additional 450,000 shares of common stock to cover over-allotments, if any. The offering is expected to close on May 20, 2020, subject to the satisfaction of customary closing conditions.

Torchlight Energy Resources, Inc. intends to use the net proceeds from the offering primarily to meet its drilling obligations at the Hazel Project and Orogrande Project and for general corporate purposes.

ThinkEquity, a division of Fordham Financial Management, Inc., is acting as sole book-running manager for the offering.

A shelf registration statement on Form S-3 (File No. 333-220181) relating to the shares of common stock to be issued in the proposed offering was filed with the Securities and Exchange Commission (SEC) and is effective. A preliminary prospectus supplement and accompanying prospectus describing the terms of the proposed offering was filed by the Company with the SEC. The securities may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the securities being offered may also be obtained from ThinkEquity, a division of Fordham Financial Management, Inc., 17 State Street, 22nd Floor, New York, New York 10004, by telephone at (877) 436-3673, by email at prospectus@think-equity.com. Electronic copies of the preliminary prospectus supplement and accompanying prospectus will also be available on the SEC’s website at http://www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Safe Harbor

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight Energy Resources expects or anticipates will occur in the future, such as stated objectives or goals, our refinement of strategy, including the outcome of our announced downgrading of operations, our attempts to secure additional financing, our exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including those risks and uncertainties described in or implied by the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report on Form 10-K, filed on March 16, 2020 and our other reports filed from time to time with the Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

About Torchlight Energy Resources, Inc.

Torchlight Energy Resources, Inc. (NASDAQ: TRCH) is a high growth oil and gas Exploration and Production (E&P) company with a primary focus on acquisition and development of highly profitable domestic oil fields. The company currently holds interests in Texas where their targets are established plays such as the Permian Basin and the Eagle Ford Shale. The Company’s headquarters are in Plano, Texas. More information is available at https://www.torchlightenergy.com/.

Forward-Looking Statements

Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions and include statements regarding the completion of the offering and use of proceeds. While Torchlight Energy Resources believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are subject to various risks and uncertainties, including without limitation those set forth in Torchlight Energy Resources’ filings with the Securities and Exchange Commission. Thus, actual results could be materially different. Torchlight Energy Resources expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations
Derek Gradwell
T: 512-270-6990
E: IR@torchlightenergy.com